                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): DECEMBER 18, 2000


                            BROADBASE SOFTWARE, INC.
--------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             000-26789                             77-0417081
            -----------                           -------------
            (Commission                           (IRS Employer
            File Number)                       Identification No.)


     181 CONSTITUTION DRIVE, MENLO PARK, CA                    94025
    ----------------------------------------                 ----------
    (Address of principal executive offices)                 (Zip Code)


                                 (650) 614-8300
--------------------------------------------------------------------------------
                       (The registrant's telephone number)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7:         FINANCIAL STATEMENTS AND EXHIBITS.

                On December 22, 2000, Broadbase Software, Inc. filed a Form 8-K to report the completion of its acquisition of Servicesoft, Inc. In that report, Broadbase indicated that it would file the updated pro forma financial information required by Item 7 of Form 8-K no later than the date required by this item. Broadbase is filing this Amendment No. 1 to provide this financial information.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                The following documents appear as Exhibit 99.02 to this report and are incorporated into this report by reference:

                (i) Servicesoft, Inc. consolidated financial statements and related notes for the years ended December 31, 1997, 1998 and 1999, and the nine month periods ended September 30, 1999 and 2000;

                (ii) Balisoft Technologies Inc. consolidated financial statements and related notes for the year ended December 31, 1998, and the period from the date of incorporation, June 5, 1997, through December 31, 1997.

                (iii) Internet Business Advantages, Inc. financial statements and related notes for the years ended December 31, 1997 and 1998, and the nine month periods ended September 30, 1998 and 1999.

        (b)     PRO FORMA FINANCIAL INFORMATION.

                The following documents appear as Exhibit 99.03 to this report and are incorporated into this report by reference:

                (i) Unaudited pro forma combined condensed balance sheet as of September 30, 2000;

                (ii) Unaudited pro forma combined condensed statement of operations for the year ended December 31, 1999;

                (iii) Unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 2000;

                (iv) Notes to the unaudited pro forma combined condensed financial information.

        (c)     EXHIBITS.

                23.01 Consent of PricewaterhouseCoopers LLP, Independent Accountants.

                23.02   Consent of Ernst & Young LLP, Independent Auditors.

                23.03 Consent of PricewaterhouseCoopers LLP, Independent Accountants.

                99.02 Historical financial statements of Servicesoft, Inc., Balisoft Technologies Inc. and Internet Business Advantages, Inc.

                99.03 Unaudited pro forma combined condensed financial statements.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 8, 2001                     BROADBASE SOFTWARE, INC.


                                            By: /s/ RUSTY THOMAS
                                               ---------------------------------
                                               Rusty Thomas
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

        23.01   Consent of PricewaterhouseCoopers LLP, Independent Accountants.

        23.02   Consent of Ernst & Young LLP, Independent Auditors.

        23.03   Consent of PricewaterhouseCoopers LLP, Independent Accountants.

        99.02 Historical financial statements of Servicesoft, Inc., Balisoft Technologies Inc. and Internet Business Advantages, Inc.

        99.03   Unaudited pro forma combined condensed financial statements.